EXHIBIT 99.4

                         SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of January 31, 2000, by and among LaserSight Incorporated, a Delaware corporation (the "Company"), with its headquarters located at 3300 University Boulevard, Suite 140, Winter Park, Florida 32792, and BayStar Capital, L.P. ("BSC") and BayStar International, Ltd. ("BSI"), each with headquarters located at 1500 West Market Street, Mequon, Wisconsin 53092 (BSC and BSI shall be referred to herein collectively and individually as the "Purchaser"), with regard to the following:

                                    RECITALS

         A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933 (the "Securities Act") and Regulation D ("Regulation D") of the Securities and Exchange Commission (the "SEC") promulgated under the Securities Act.

         B. The Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, a total of 253,968 shares (the "Placement Shares") of the Company's common stock, $.001 par value per share ("Common Stock"). The Placement Shares are referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement of even date herewith in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated into and deemed a part of this Agreement), their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE 1

                        PURCHASE AND SALE OF COMMON STOCK

           1.1    Purchase of Common  Stock.  Subject to the terms and
                  -------------------------
conditions of this Agreement, on January 31, 2000 (the "Closing Date"), the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company (the "Closing"), an aggregate of 253,968 shares of Common Stock at a price which shall be in the aggregate $2,500,000 (the "Purchase Price"). The shares of Common Stock and the Purchase Price shall be allocated between the Purchasers as follows:

                                    Shares of
       Purchaser                   Common Stock      Purchase Price
       ---------                   ------------      --------------
       BayStar Capital, L.P.          190,476          $1,875,000
       BayStar International, Ltd.     63,492             625,000
                                      -------          ----------
           TOTAL                      253,968          $2,500,000

         The Closing shall take place on the Closing Date at 10:00 A.M., Eastern Time, at the offices of the Company, or at such other time and place as shall be agreed upon by the parties.

         At the Closing, the Company shall direct its transfer agent to deliver to the Purchaser a certificate representing the Placement Shares. Delivery of such certificate to the Purchaser shall be made against receipt at the Closing by the Company from the Purchaser of the Purchase Price, which shall be paid by wire transfer to an account designated at least one business day prior to the Closing by the Company.

           1.2    Form of Payment.  Upon satisfaction of the conditions
                  -------------------
contained in Section 7.1, the Purchaser shall pay the Purchase Price by wire transfer to the account designated by the Company.

           1.3    Transfer of  Securities.  The  Securities  shall,  when
                  -----------------------
issued, beunregistered and therefore subject to the restrictions on sale, distribution and transfer imposed under the Securities Act and under applicable securities laws or blue sky laws of any state or foreign jurisdiction.

           1.4    Registration of the Securities.  The Securities shall have
                  ------------------------------
 those registration rights as are setforth in the Registration Rights Agreement.


                                    ARTICLE 2

                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

         The Purchaser represents and warrants to the Company as set forth in this Article 2. The Purchaser does not make any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

           2.1    Investment Purpose.  The Purchaser is purchasing the
                  ------------------
Securities for the Purchaser's own account for investment only and not with a view toward or inconnection with the public sale or distribution thereof. The Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable securities laws or blue sky laws of any state or foreign jurisdiction or an exemption from such registration is available, and that the Company has no intention or obligation to register any of the Securities other than as contemplated by Section 1.4 hereof and the Registration Rights Agreement.

           2.2    Accredited  Investor Status. The Purchaser  represents and
                  ---------------------------
warrants that it is an Accredited Investor (as that term is defined in Rule 501 promulgated by the SEC under the Securities Act), that it has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment contemplated to be made hereunder, and that it (i) was not formed or organized for the specific purpose of investing in the Company; (ii) understands that such investment bears a high degree of risk and could result in a total loss of its investment; and (iii) has sufficient financial strength to hold the same as an investment and to bear the economic risks of such investment (including possible loss of such investment) for an indefinite period of time.

           2.3    Reliance  on  Exemptions.  The  Purchaser  acknowledges  that
                  ------------------------
the Securities being sold to it hereunder are being sold pursuant to a private offering exemption under the Securities Act and are not being registered under the Securities Act or under the securities laws or blue sky laws of any state or foreign jurisdiction and understands that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

           2.4    Information.  The  Purchaser  has  been  furnished  all
                  -----------
materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which it has specifically requested, including, without limitation, the Company's Annual Report on Form 10-K and 10-K/A for the year ended December 31, 1998, its Quarterly Report on Form 10-Q and 10-Q/A, as applicable, for the periods ended March 31, 1999, June 30, 1999, September 30, 1999, its Current Reports on Form 8-K filed with the SEC on December 20, 1999; November 17, 1999; October 27, 1999; the description of the Common Stock contained in the Company's Form 8-A/A (Amendment No. 4) filed with the SEC on June 25, 1998; the description of the Company's Series E Preferred Stock contained in the Company's Form 8-A filed with the SEC on July 7, 1998 and on Form 8-A/A (Amendment No. 1) filed with the SEC on March 29, 1999; Proxy Statement dated May 26, 1999 (such documents, including any financial statements and related notes included in such documents, collectively the "Furnished SEC Documents"). In addition, the Purchaser has received and considered certain non-public information disclosed pursuant to the terms of the Confidentiality Agreement between Purchaser and the Company (the "Confidential Disclosure"). Purchaser has directed the Company not to disclose the Company's preliminary non-public financial results for the fourth quarter of 1999 and for the year ended December 31, 1999 and Purchaser represents to the Company that it does not consider such information as material and therefore will consummate the transactions contemplated by this Agreement without such information being disclosed. The Purchaser and its advisors have been given the opportunity to obtain information and to examine all documents referred to herein and to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the Company and the terms and conditions of this investment, and to obtain any additional information, to the extent the Company possesses such information or could acquire it without unreasonable effort or expense, to verify the accuracy of any information previously furnished. All such questions have been answered to the Purchaser's full satisfaction, and all information and agreements, documents, records and books pertaining to this investment which the Purchaser has requested have been made available to the Purchaser or its advisors. The Purchaser understands that its investment in the Securities involves a high degree of risk. In making its investment decision, the Purchaser has not relied on any oral or written representation, other than those contained in the Furnished SEC Documents, the Confidential Disclosure, this Agreement (including the schedules hereto) and the Registration Rights Agreement, with respect to the Securities, the Company, its business or prospects, or other matters. In making its decision to invest in the Company, the Purchaser has relied solely upon independent investigations made by the Purchaser and its advisors.

           2.5    Governmental Review.  The Purchaser understands that no United
                  -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

           2.6    Transfer  or  Resale.  The  Purchaser  understands  that  (i)
                  --------------------
the Securities have not been and (except as contemplated by the Registration Rights Agreement) are not being registered under the Securities Act or under the securities laws or blue sky laws of any state or foreign jurisdiction, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available, and neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or under the securities laws or blue sky laws of any state or foreign jurisdiction or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement), and (ii) any sale of the Securities made in reliance on Rule 144 under the Securities Act, or a successor rule ("Rule 144"), may be made only in accordance with the terms of Rule 144 and
Article 5 hereof and further, if Rule 144 is not applicable, any resale of the Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

           2.7    Authorization. The Purchaser represents and warrants that as
                  -------------
of the Closing Date the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by it. The fulfillment of and compliance with the terms of this Agreement will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or (iii) result in a violation of, breach of or default under (A) its charter or constituent document, (B) any law, statute, rule or regulation to which it is subject, or
(C) any agreement, instrument, order, judgment or decree to which it is subject or is a party or by which it is bound.

           2.8    Binding  Effect.  The Purchaser  represents  and warrants that
                  ---------------
this Agreement constitutes its valid and binding obligation, enforceable in accordance with its terms, except (i) as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally or by equitable principles in any action (legal or equitable), (ii) that the availability of equitable relief is subject to the discretion of the court before which any proceeding thereof may be brought, and (iii) that the enforceability of the indemnification provisions may be limited by applicable securities laws or public policy.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser, except as disclosed (including, in the case of financial statements, provided for) in the disclosure schedules delivered herewith, as set forth in this Article 3. The Company does not make any other representations or warranties, express or implied, to the Purchaser in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to the Purchaser in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

           3.1    Organization  and  Qualification.  Each  of the  Company  and
                  -------------------------------------
its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted or are presently expected to be conducted during the Company's current fiscal year. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any material adverse effect on the business, operations, assets, properties, liabilities, condition (financial or otherwise), the Common Stock price or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, or on the transactions contemplated hereby.

           3.2    Authorization; Enforcement.
                  --------------------------

                  (a) The  Company  has  the  requisite   corporate  power  and
authority to enter into and perform this Agreement, and to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof;

                  (b) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and, except as set forth on
Schedule 3.2 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby (whether under rules of The NASDAQ Stock Market (the "NASDAQ"), the National Association of Securities Dealers, Inc. or otherwise);

                  (c) this Agreement, the Registration Rights Agreement, and the certificates for the Securities have been duly executed and delivered by the Company; and
                  (d) this Agreement and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement thereof, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, (ii) that the availability of equitable relief is subject to the discretion of the court before which any proceeding thereof may be brought, and
(iii) that the enforceability of indemnification provisions may be limited by applicable securities laws or public policy.

           3.3    Capitalization.  The  capitalization of the Company as of the
                  --------------
date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock is set forth on Schedule 3.3. All of such shares of capital stock have been, or upon issuance in accordance with the terms of the relevant security will be, validly issued, fully paid and nonassessable. Except as disclosed in Schedule 3.3, no shares of capital stock of the Company (including the Securities) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed or suffered by the Company. Except as disclosed in Schedule 3.3, as of the date of this Agreement, there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. The Company shall provide the Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date. Except as set forth in Schedule 3.3, since December 31, 1999, the Company has not declared or paid any dividend or made any other distribution of cash, stock or other property with respect to the Common Stock. Except as set forth in Schedule 3.3 or as contemplated by this Agreement or the Registration Rights Agreement or except for the right to vote its shares of Common Stock for the election of directors, no person has the right to nominate or elect one or more directors of the Company.

           3.4    Issuance of Shares.  As of the Closing the Securities  will be
                  ------------------
duly authorized, validly issued, fully paid and non-assessable with no personal liability attaching to the owners thereof, and free from all taxes, liens, claims and encumbrances imposed or suffered by the Company and except as disclosed in Schedule 3.3, will not be subject to preemptive rights or other similar rights of stockholders of the Company.

           3.5    No  Conflicts.  The  execution,  delivery and  performance  of
                  -------------
this Agreement and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Securities) will not (i) result in a violation of the Company's Certificate of Incorporation or By-laws, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in any loss of benefit under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract (as defined herein) to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected, or (iv) result in the creation or imposition of an Encumbrance (as defined herein) upon the Company's properties or assets (except with respect to items (ii), (iii) and (iv) of this Section 3.5 such possible conflicts, defaults, terminations, amendments, accelerations, cancellations, violations and Encumbrances as would not individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries, is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as set forth on
Schedule 3.5, or except (i) as may be required under the Securities Act in connection with the performance of the Company's obligations pursuant to the Registration Rights Agreement, (ii) filing of a Form D with the SEC, and (iii) compliance with the state securities laws or blue sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof. The Common Stock is listed on the NASDAQ, the Company is not in violation of the listing requirements of the NASDAQ and the Company is not aware of any fact (including any proceedings pending or, to the best of the Company's knowledge, contemplated) that could result in the Common Stock being delisted from the NASDAQ. The Company is not aware of any fact that could result in a refusal by the NASDAQ to approve the Securities for listing.

           3.6    SEC Documents.  Except as disclosed in Schedule 3.6, since
                  -------------
December 31, 1997, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") (all of the foregoing filed after December 31, 1995 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to the Purchaser true and complete copies of the Furnished SEC Documents, except for exhibits, schedules and incorporated documents. Each of the SEC Documents as originally filed or as amended complied in all material respects with the requirements of its respective report or form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as of the date hereof, there is no fact or facts not disclosed in the SEC Documents or disclosed in writing to the Purchaser which relate specifically to the Company which individually or in the aggregate, may have a Material Adverse Effect. The consolidated financial statements of the Company (including any related schedules or notes thereto) included in the SEC Documents were prepared in accordance with generally accepted accounting principles, consistently applied, and the applicable rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, year-end audit adjustments). To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Material Contract"). Except as set forth in Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Material Contract, which breach or violation would ave a Material Adverse Effect. To the best knowledge of the Company, no event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect. Except as set forth in
Schedule 3.6 or disclosed in writing to the Purchaser, there are no liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when asserted), except
(i) liabilities and obligations in the respective amounts reserved for in the Company's balance sheet or the footnotes thereto as of September 30, 1999 included in the Furnished SEC Documents, (ii) liabilities and obligations incurred after December 31, 1999 in the ordinary course of business consistent (in amount and kind) with past practice (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit), (iii) liabilities and obligations disclosed in the Furnished SEC Documents, and (iv) liabilities and obligations which would not individually or in the aggregate, have a Material Adverse Effect. Since December 31, 1999, the Company has operated its business only in the ordinary course and there has not been individually or in the aggregate, any change that would have a Material dverse Effect (a "Material Adverse Change") other than changes disclosed in the SEC Documents or otherwise set forth in Schedule 3.6.

           3.7    Absence of Certain Changes.  Except as disclosed in Schedule
                  --------------------------
3.7 or in the Confidential Disclosure, since December 31, 1999, the business of the Company and its subsidiaries has been conducted in the ordinary course, consistent with past practice and there has not been (a) any Material Adverse Change, nor has any event or change occurred which could reasonably result in a Material Adverse Change, in the condition (financial or otherwise), results of operations, business, assets, liabilities or prospects of the Company or its subsidiaries or any event or condition which could reasonably be expected to have such a Material Adverse Change, (b) any waiver or cancellation of any valuable right of the Company or its subsidiaries, or the cancellation of any material debt or claim held by the Company or its subsidiaries, (c) any payment, discharge or satisfaction of any claim, liability or obligation of the Company or its subsidiaries other than in the ordinary course of business except where such payment, discharge or satisfaction would not, individually or in the aggregate, have a Material Adverse Effect, (d) the placement of any Encumbrance upon the assets of the Company or its subsidiaries other than any Permitted Encumbrance (as defined herein), (e) any declaration or payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any securities of the Company, (f) any issuance of any stock, bonds or other securities of the Company or its subsidiaries which is not disclosed in Schedule 3.3 or the Furnished SEC Documents, (g) any sale, assignment or transfer of any tangible or intangible assets of the Company or its subsidiaries except in the ordinary course of business, (h) any loan by the Company or its subsidiaries to any officer, director, employee, consultant or shareholder of the Company or its subsidiaries (other than advances to such persons in the ordinary course of business in connection with travel and travel related expenses), (i) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property, condition (financial or otherwise), results of operations or prospects of the Company or its subsidiaries, (j) any increase, direct or indirect, in the compensation paid or payable to any officer or director of the Company or its subsidiaries, other than in the ordinary course of business, to any other employee, consultant or agent of the Company or its subsidiaries, (k) any change in the accounting methods, practices or policies of the Company or its subsidiaries, (l) any indebtedness incurred for borrowed money by the Company or its subsidiaries other than in the ordinary course of business, (m) any amendment to or termination of any material agreement to which the Company or its subsidiaries is a party other than the expiration of any such agreement in accordance with its terms or as disclosed in the Furnished SEC Documents, (n) to the Company's knowledge, any change in the laws or regulations governing the Company or its subsidiaries, (o) any Material Adverse Change in the manner of business or operations of the Company or its subsidiaries (including, without limitation, material accelerations or material deferrals of the payment of accounts payable or other current liabilities or material deferrals of the collection of accounts or notes receivable), (p) any capital expenditures or commitments therefor by the Company or its subsidiaries other than in the ordinary course of business,
(q) any amendment of the certificate of incorporation, bylaws or other organizational documents of the Company or its subsidiaries which is not disclosed in the Furnished SEC Documents, (r) any material transaction entered into by the Company or its subsidiaries other than in the ordinary course of business or any other material transactions entered into by the Company or its subsidiaries whether or not in the ordinary course of business which is not disclosed in the Furnished SEC Documents, or (s) any agreement or commitment (contingent or otherwise) by the Company or its subsidiaries to do any of the foregoing. For purposes of this Agreement, "Permitted Encumbrance" shall mean
(i) Encumbrances for unpaid taxes that either (A) are not yet due and payable, or (B) for which a reserve with respect to such obligation is established on the books of the Company, (ii) the interests of lessors under operating leases and purchase money liens of lessors under capital leases, (iii) Encumbrances arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or other similar encumbrances in the ordinary course of business of the Company, (iv) Encumbrances arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance,
(v) with respect to any real property, easements, rights of way, zoning and similar covenants and restrictions, and similar Encumbrances and that do not individually or in the aggregate materially impair the property of the Company,
(vi) Encumbrances resulting from any judgment or award that would not result in a Material Adverse Change, and (vii) other Encumbrances which arise in the ordinary course of business and which individually and in the aggregate do not materially impair the Company's use of such property or its ability to obtain financing by using such asset as collateral.

           3.8    Absence of Litigation. Except as disclosed in Schedule 3.8 or
                  ---------------------
as disclosed in the Furnished SEC Documents, there is no civil, criminal or administrative action, suit, proceeding, inquiry, claim, notice, hearing or investigation at law or in equity (a "Litigation") before or by any court, arbitrator or similar panel, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective assets (including Intangibles (as defined herein)) or directors or officers in their capacities as such. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.8, neither the Company nor its subsidiaries is subject to any order, writ, injunction or decree of any court of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality which could have a Material Adverse Effect.

           3.9    Disclosure.  Neither this  Agreement,  the SEC  Documents  nor
                  ----------
any certificate, instrument or written statement furnished or made to the Purchaser by or on behalf of the Company in connection with this Agreement or the Registration Rights Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading as of the date such statements were made. There is no fact which is not disclosed in the Furnished SEC Documents or fact which the Company has not disclosed to the Purchaser or its counsel and of which the Company is aware which materially and adversely affects, or which could materially and adversely affect, the Company or its subsidiaries or the business, financial condition, operations, property, affairs or prospects of the Company or its subsidiaries or the ability of the Company or its subsidiaries to perform its obligations under the Agreement or any of the Registration Rights Agreement.

          3.10    S-3  Registration.  The Company is currently  eligible to
                  -----------------
register the resale of the Securities by the Purchaser pursuant to a registration statement on Form S-3 under the Securities Act.

          3.11    No General Solicitation.  Neither the Company nor any person
                  -----------------------
acting for the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

          3.12    No Integrated  Offering.  Neither  the  Company,  nor any of
                  -----------------------
its Affiliates (as defined herein), nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of the Purchaser. For purposes hereof, "Affiliate" shall mean any entity controlling, controlled by or under common control with a designated person or entity; for the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act. With respect to any entity which is a limited partnership, Affiliate shall also mean any general or limited partner of such limited partnership, or any person or entity which is a general partner in a general or limited partnership which is a general partner of such limited partnership.

          3.13    No Brokers.  The Company has taken no action that would give
                  ----------
rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

          3.14    Intellectual  Property.  Each of the Company and its
                  ----------------------
subsidiariesowns or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 1998. Except as set forth on Exhibit 3.14, to the Company's knowledge, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

          3.15    Employee Benefit Plans.
                  ----------------------

                  (a) Identification.  Schedule 3.15(a) contains a complete and
                      --------------
accurate list of all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by the Company or to which the Company contributes on behalf of its employees (the "Employee Benefit Plans") and each employment, severance or change in control agreement to which the Company is a party. The Company has provided or made available to the Purchaser copies of all plan documents, determination letters, pending determination letter applications, VCR Submission (as defined below), trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. In addition, the Company has provided or made available to the Purchaser a written description of all existing practices engaged in by the Company that constitute Employee Benefit Plans. Except as set forth on Schedule 3.15(a) and subject to the requirements of the Internal Revenue Code of 1986, as amended (the "Code") and ERISA, each of the Employee Benefit Plans can be terminated or amended (without material cost to the Company) at will by the Company. Except as set forth on Schedule 3.15(a), no unwritten amendment exists with respect to any Employee Benefit Plan. The Company has no plan or commitment, whether legally binding or not, to establish any new Employee Benefit Plan, to enter into any employment severance or change in control agreement or to modify or to terminate any Employee Benefit Plan or agreement.

                  (b) Administration.  Each  Employee  Benefit  Plan  has  been
                      ---------------
administered and maintained in compliance with all applicable laws, rules and regulations, except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. To the best of the knowledge of the Company, the Company has (i) made all necessary filings with respect to such Employee Benefit Plans, including the timely filing of Form 5500 if applicable, and (ii) made all necessary filings, reports and disclosures pursuant to and have complied with all requirements of the Internal Revenue Service ("IRS") Voluntary Compliance Resolution Program ("VCR Submission"), if applicable, with respect to all profit sharing retirement plans and pension plans in which employees of the Company participate.

                  (c) Examinations. Except as set forth on Schedule 3.15(c), the
                      ------------
Company has not received any notice that any Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.

                  (d) Prohibited  Transactions.  To the best of the knowledge of
                      ------------------------
the Company, no prohibited transactions (within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA) have occurred with respect to any Employee Benefit Plans.

                  (e) Claims  and  Litigation.  No  pending  or, to the  actual
                      -----------------------
knowledge of the Company, threatened claims, suits, or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries.

                  (f) Qualification. As set forth in more detail on Schedule 3.15(f), the Company has applied for a favorable determination letter or ruling from the IRS for each of the Employee Benefit Plans intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code. Except as set forth on Schedule 3.15(f), no proceedings exist or, to the actual knowledge of the Company has been threatened that could result in the revocation of any such favorable determination letter or ruling.

                  (g) Funding  Status.  Neither the Company nor any member of a
                      ---------------
"Controlled Group" (within the meaning of Section 412(n)(6)(B) of the Code) with the Company sponsors any plans which (i) are subject to the minimum funding requirements of Code Section 412 or ERISA Section 302, or (ii) are subject to Title IV of ERISA assumptions.

                  (h) Excise Taxes. To the best of the knowledge of the Company,
                      ------------
neither the Company nor any member of a Controlled Group has any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.

                  (i) Multi-Employer  Plans.  Neither the Company nor any member
                      ---------------------
of a Controlled Group is or ever has been obligated to contribute to a multi-employer plan within the meaning of Section 3(37) of ERISA and neither the Company nor the Controlled Group has ever contributed to any plan subject to Title IV of ERISA.

                  (j) Pension Benefit Guaranty Corporation.  None of the
                      ------------------------------------
Employee Benefit Plans are subject to the requirements of Title IV of ERISA.


                  (k)  Retirees.  The Company has no obligation or commitment to
                       --------
provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired except as may be required pursuant to the continuation of coverage provisions of
Section 4980B of the Code and Sections 601 through 608 of ERISA.

                  (l) Change in Control.  The execution of, and  performance  of
                      -----------------
the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under an Employee Benefit Plan or employment, severance or change in control agreement that will or may result in any, payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee of the Company. No payment or benefit which will or may be made by the Company, any of its subsidiaries, the Purchaser or any of its affiliates by reason of such execution or performance may be characterized as an "excess parachute payment," within the meaning of Section 28OG(b)(1) of the Code or which will not be deductible for federal tax purposes by virtue of Section 162(m) of the Code.

                  (m)  Insurance.  With  respect to each  Employee  Benefit Plan
                       ---------
which is an employee welfare benefit plan (within the meaning of Section 3(l) of ERISA), all claims incurred by the Company are (i) insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claims, or (ii) covered under a contract with a health maintenance organization which bears the liability for claims.

                  (n) Labor  Disputes.  No work stoppage or labor strike against
                      ---------------
the Company is pending or threatened. The Company is not now, nor has been in the past (i) involved in or threatened with any labor dispute, grievance, or litigation relating to labor matters, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of unfair labor practices or discrimination complaints which could have a Material Adverse Effect; (ii) engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act, or (iii) a party to, or bound by, any collective bargaining agreement or union contract and no such agreement or contract is currently being negotiated by the Company or any of its affiliates. No employees of the Company are currently represented by any labor union for purposes of collective bargaining and no activities the purpose of which is to achieve such representation are threatened or ongoing. The Company (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, except for such possible non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and
(iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits.

          3.16     Equity Investments;  Subsidiaries. Set forth on Schedule
                  ----------------------------------
3.16 is a list of all of the Company's subsidiaries. Except as set forth on
Schedule 3.16, the Company does not own, whether directly or indirectly, any capital stock or other proprietary interest directly or indirectly, in any corporation, association, trust, partnership, joint venture or other entity which is currently involved in the Company's ordinary course of business.

          3.17    Title to Assets and Properties; Insurance.
                  -----------------------------------------

                  (a) The Company has good and marketable title, or a valid leasehold interest in or contractual right to use, all of its assets and properties, free and clear of any mortgages, judgments, claims liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances") except in each case for Permitted Encumbrances and such defects in title and such other liens and Encumbrances which do not individually or in the aggregate materially detract from the value to the Company of the properties and assets of the Company and its subsidiaries taken as a whole.

                  (b) The Company and its subsidiaries maintain insurance (including D&O insurance) in such amounts (to the extent available in the public market), including self-insurance, retainage and deductible arrangements, and of such a character as is reasonable for companies engaged in the same or similar business.

          3.18     Compliance  with Laws;  Permits.  Except as  provided in
                  --------------------------------
Schedule 3.18, the Company and its subsidiaries are in compliance, and have been conducted in compliance with, all federal, state, local and foreign laws, rules, ordinances, codes, consents, authorizations, registrations, regulations, decrees, directives, judgments and orders applicable to it except where the failure to comply would not individually or in the aggregate have a Material Adverse Effect. The Company has all federal, state, local and foreign governmental licenses, permits, qualifications and authorizations ("Permits") necessary in the conduct of its business as currently conducted. All such Permits are in full force and effect and no violations have been recorded in respect of any such Permit; no proceeding is pending or, to the best knowledge of the Company, threatened to revoke or limit any such Permit and no such Permit will be suspended, cancelled or adversely modified as a result of the execution and delivery of this Agreement or the Registration Rights Agreement and the consummation of the transactions contemplated hereby or thereby, except where failure to have such Permit would not individually or in the aggregate have a Material Adverse Effect.

          3.19    Taxes.
                  -----

                  (a) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges (including interest, penalties or additions associated therewith) (including, without limitation, federal, state, city, county, local, foreign, or other income, franchise, ad valorem, value added, excise, real or personal property, asset, franchise taxes withheld, capital, withholding, real or tangible property, employment, unemployment compensation, transfer, sales, use, excise and all other taxes of any kind whatsoever imposed by the United States or any state, city, county, country or foreign government or subdivision or agency thereof, whether disputed or not, and (ii) "Transaction" means one or more transactions, acts, events, or omissions of whatever nature.

                  (b) The Company has filed on a timely basis all returns and reports, including all estimated returns and reports of every kind and have timely given all notices, in respect of Taxes required to be filed or given under applicable law within the applicable statute of limitations period by any of them, or except where proper action has been taken by the Company to extend the relevant filing deadline. Such returns, reports and notices are complete and accurate in all material respects. All Taxes shown on such returns or reports have been, and all Taxes subsequently assessed with respect to the periods and/or Transactions to which such returns or reports relate have been or will be, timely, and fully paid, except for amounts which the Company is contesting in good faith. The provisions in the financial statements (and the notes and schedules related thereto) contained in the Furnished SEC Documents for Taxes currently payable and for deferred Taxes are adequate in all material respects to provide for such Taxes for which the Company and its Subsidiaries taken as a whole may be liable in respect of periods or Transactions through the dates thereof.

                  (c) No fact or condition relating to any past or present Transaction, except as set forth in the Company's disclosure schedules delivered herewith, which, if known to any tax authority having jurisdiction, would likely result in a successful challenge by such authority of the treatment or omission of such factor or condition on any tax return, report or notice of the Company or its subsidiaries, and no issue has arisen in any examination of the Company by the IRS that, in either case, if raised with respect to any other period not so examined would result in a proposed material deficiency for any other period not so examined, if upheld. The Company and its subsidiaries have made all payments or estimated Taxes required to be made under Section 6655 of the Code and any comparable provisions of state, local or foreign law. Except as set forth on Schedule 3.19, there is no pending nor, to the Company's knowledge, threatened or contemplated action, audit, proceeding or investigation for the assessment or collection of Taxes from the Company. There are no requests for rulings, outstanding subpoenas or requests for information with respect to Taxes of the Company, proposed reassessments of any property owned or leased by the Company, or similar matters pending with respect to any taxing authority.

          3.20    Environmental Matters. Except as listed in Schedule 3.20:
                  ---------------------

                  (a)  There  are,   with   respect  to  the   Company  and  its
subsidiaries, or any predecessor of the foregoing, no present violations of Environmental Law (as defined herein), any actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any liability of the Company pursuant to any Environmental Law and neither the Company nor its subsidiaries has received any notice with respect to any of the foregoing nor is any Litigation pending or threatened in connection with any of the foregoing.

                  (b) To the knowledge of the Company and except in the normal course of the Company's or its subsidiaries' business, (i) no Hazardous Materials (as defined herein) are present on or about any real property currently owned, leased or used by the Company or its subsidiaries, and (ii) no Hazardous Materials were present on or about any real property previously owned, leased or used by the Company or its subsidiaries during the period the property was owned, leased or used by the Company or its subsidiaries.

                  (c) To the knowledge of the Company, no Hazardous Materials have been released on or about, or where they may pose a threat of migration to, any real property currently owned, leased or used by the Company or its subsidiaries and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or its subsidiaries during the period the property was owned, leased or used by the Company or its subsidiaries, except as may be required in the normal course of business and in material compliance with applicable Environmental Law.

                  (d) To the knowledge of the Company, no asbestos-containing materials or PCBs are present on or about any property currently owned, leased or used by the Company or its subsidiaries.

                  (e) To the knowledge of the Company, there are not now, nor have there ever been, any underground storage tanks or similar facilities of any kind on or under any real property currently or previously owned, leased or used by the Company or its subsidiaries.

                  (f) For purposes of this Section 3.20, capitalized terms used herein shall have the following meanings:

                  "Environmental  Laws" shall mean, at any date,  all provisions
                  --------------------
of federal, state, local or foreign law (including applicable principles of common and civil law), statutes, ordinances, rules, regulations, published standards and directives that have the force and effect of laws, statutes, regulations, permits, licenses, judgments, writs, injunctions, decrees and orders enacted, promulgated or issued by any Public Authority, and all indemnity agreements and other contractual obligations, as in effect at such date, relating to (i) the protection of the environment, including the air, surface and subsurface soils, surface waters, groundwaters and natural resources, and
(ii) occupational health and safety and exposure of persons to Hazardous Materials. Environmental Laws shall include the Comprehensive Environmental Response, Compensation and Liability Act 42 U.S.C. ss.ss.9601 et seq., and any other laws imposing or creating liability with respect to Hazardous Materials.

                  "Environmental   Liability"   shall   mean  any   liabilities,
                  --------------------------
obligations, costs, losses, payments or damages, including compensatory and punitive damages, incurred (i) to contain, remove, clean up, assess, abate or otherwise remedy any actual or alleged release or threatened release of Hazardous Materials, any actual or alleged contamination (by Hazardous Materials) of air, surface or subsurface soil, groundwater or surface water, or any personal injury or damage to natural resources or property resulting from any such release or contamination, pursuant to the requirements of any Environmental Law or in response to any claim by any Public Authority or other third party under any Environmental Law; (ii) to modify facilities or processes or take any other remedial action in response to any claim by any Public Authority of non-compliance with any Environmental Law, (iii) as a result of the imposition of any civil or criminal fine or penalty by any Public Authority for the violation or alleged violation of any Environmental Law, or (iv) as a result of any action, suit, proceeding or claim by any third party under any Environmental Law. The term "Environmental Liability" shall include: (i) reasonable fees of counsel and consultants (but not any corporate allocation for management time or for the use of similar in-house services or facilities), and
(ii) the costs and expenses of any investigation undertaken to ascertain the existence or extent of any potential or actual Environmental Liability.

                  "Hazardous Material" shall mean any substance regulated by any
                   ------------------
Environmental Law or which may now or in the future form the basis for any Environmental Liability.

                  "Public  Authority"  shall mean any  supranational,  national,
                   -----------------
regional, state or local government court, governmental agency, authority, board, bureau, instrumentality or regulatory body.

          3.21    Suppliers and Customers. Except as set forth on Schedule 3.21,
                  -----------------------
the Company does not have any knowledge of any termination, cancellation or threatened termination or cancellation or limitation of, or any material modification or change in, or expressed material dissatisfaction with the business relationship between the Company or its subsidiaries and any supplier or vendor of the Company or its subsidiaries, in each case, of materials or services in an amount in excess of $50,000 per year.

          3.22    Holding  Company  Act and  Investment  Company  Act.  Neither
                  ---------------------------------------------------
the Company nor its subsidiaries is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

          3.23    Foreign Corrupt  Practices.  To the Company's best knowledge,
                  --------------------------
the Company has no notice and neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended. To the Company's best knowledge, the Company has no notice and neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions or, on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                                    ARTICLE 4
                                    COVENANTS

           4.1    Best Efforts.  The parties shall use their best efforts timely
                  ------------
to satisfy each of the conditions described in Articles 6 and 7 of this Agreement.

           4.2    Securities  Laws.  The Company shall file a Form D with
                  ----------------
respect tothe Securities with the SEC as required under Regulation D and shall provide a copy thereof to the Purchaser within 15 days after the Closing Date. The Company shall file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within five business days following the Closing Date. The Company shall, on or prior to the Closing Date, take such action as is necessary to sell the Securities to the Purchaser under applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

           4.3    Reporting Status. So long as the Purchaser beneficially owns
                  ----------------
any of the Securities, the Company shall use its best efforts to timely file all reports required to be filed by it with the SEC pursuant to the Exchange Act, and make and keep public information available as those terms are defined in Rule 144 and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

           4.4    Use of Proceeds.  The Company shall use the Purchase Price for
                  ---------------
general corporate purposes.

           4.5    Expenses.  Except as may  otherwise  agreed to, the Company
                  --------
and the Purchaser shall pay all the costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the transactions contemplated hereby.

           4.6    Listing.  The Company  shall use its best  efforts to continue
                  -------
the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange or American Stock Exchange; and comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the NASDAQ or such exchange, as applicable.

           4.7    Prospectus Delivery Requirement. The Purchaser understands
                  -------------------------------
that the Securities Act requires delivery of a prospectus relating to the Securities in connection with any sale or other disposition thereof pursuant to a registration statement, and the Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale or other disposition.

           4.8    Transactions  with  Affiliates.  The Company will not, and
                  ------------------------------
will not permit any subsidiaries to, engage in any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any affiliate (other than the Company), except in the ordinary course and pursuant to the reasonable requirements of the Company's or the subsidiaries' business and upon fair and reasonable terms no less favorable to the Company or such subsidiaries than would be obtainable in a comparable arm's-length transaction with a person not an affiliate. The Company will not be deemed in default of this Section 4.8 in connection with carrying out its obligations pursuant to those agreements or transactions described in the Furnished SEC Documents.

                                    ARTICLE 5

                             TRANSFER OF SECURITIES

         The Securities shall not be transferable except upon the conditions specified in this Article 5, which conditions are intended to insure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any such Securities.

           5.1    Restrictive Legend.
                  ------------------

                  (a) Unless and until otherwise permitted by this Article 5, each certificate for the Securities issued to the Purchaser or to any subsequent transferee of the Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "These shares have not been registered under the Securities Act of 1933 and may not be offered for sale, sold, transferred or otherwise disposed of unless registered under such Act or unless an exemption from such registration is available. Further, such transfer is subject to the conditions specified in a Securities Purchase Agreement dated as of January 31, 2000 pursuant to which such shares were issued and sold by LaserSight Incorporated (the "Company"), a copy of which Agreement will be furnished by the Company to the holder hereof upon request and without charge."

                  (b) The Company may order its transfer agent for the Common Stock to stop the transfer of any of the Securities bearing the legend set forth in Subsection (a) of this Section 5.1 until the conditions of this Article 5 with respect to the transfer of such securities have been satisfied.

           5.2    Notice of Proposed  Transfer.  If, prior to any transfer or
                  ----------------------------
sale of any the Securities, the Purchaser shall deliver a written notice to the Company describing briefly the manner of such transfer or sale and a written opinion of counsel for the Purchaser (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such transfer or sale may be effected without the registration of such Securities under the Securities Act, the Company shall thereupon permit or cause its transfer agent to permit such transfer or sale to be effected; provided, however, that if in such written notice the Purchaser represents and warrants to the Company that the transfer or sale is to a purchaser or transferee whom the Purchaser knows or reasonably believes to be a "qualified institutional buyer," as that term is defined in Rule 144A promulgated by the SEC under the Securities Act ("Rule 144A"), no opinion shall be required unless reasonably requested in writing by the Company within five days after receipt of such written notice, in which case the Purchaser shall deliver to Company such a written opinion of counsel.

           5.3    Termination of Restrictions.
                  ---------------------------

                  (a) Notwithstanding the foregoing provisions of this Article 5, the restrictions imposed by this Article 5 upon the transferability of the Securities shall terminate as to any particular share of such securities when
(i) such security shall have been effectively registered under the Securities Act and sold by the Purchaser thereof in accordance with such registration, or
(ii) a written opinion to the effect that such restrictions are no longer required or necessary under any federal or state securities law or regulation has been received from counsel for the Purchaser thereof (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) or counsel for the Company, or (iii) such security shall have been sold without registration under the Securities Act in compliance with Rule 144, or (iv) the Company is reasonably satisfied that the Purchaser of such security shall, in accordance with the terms of Subsection (k) of Rule 144, be entitled to sell such security pursuant to such Subsection, or (v) a letter or an order shall have been issued to the Purchaser thereof by the staff of the SEC or the SEC stating that no enforcement action shall be recommended by such staff or taken by the SEC, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or order and such letter or order specifies that no subsequent restrictions on transfer are required.

                  (b) Whenever the restrictions imposed by this Article 5 shall terminate, as hereinabove provided, the Purchaser who then holds any particular Securities then outstanding as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense to the Purchaser, one or more new certificates for such securities not bearing the restrictive legend set forth in Section 5.1(a) hereof.

           5.4    Compliance  with Rule 144 and Rule 144A. At the written
                  ---------------------------------------
request of the Purchaser who proposes to sell any of the Securities in compliance with Rule 144, the Company shall furnish to the Purchaser, within 10 days after receipt of such request, a written statement as to whether or not the Company is in compliance with the filing requirements of the SEC as set forth in such Rule. For purposes of effecting compliance with Rule 144A, in connection with any resales of any Securities that hereafter may be effected pursuant to the provisions of Rule 144A, the Purchaser desiring to effect such resale and each prospective institutional purchaser of such shares designated by the Purchaser shall have the right, at any time the Company is not subject to Section 13 or 15(d) of the Securities and Exchange Act, to obtain from the Company, upon the written request of the Purchaser and at the Company's expense the documents specified in Section (d)(4)(i) of Rule 144A, as such rule may be amended from time to time.

           5.5    Non-Applicability of Restrictions on Transfer.
                  ---------------------------------------------
Notwithstanding the provisions of Section 5.2 hereof, any record owner of Securities may from time to time transfer all or part of such record owner's Securities (i) to a nominee identified in writing to the Company as being the nominee of or for such record owner, and any nominee of or for a beneficial owner of Securities identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time transfer all or part of the Securities registered in the name of such nominee but held as nominee on behalf of such beneficial owner, to such beneficial owner, (ii) to an Affiliate of such record owner, or (iii) if such record owner is a partnership or limited liability company or the nominee of a partnership or limited liability company, to a partner, member, retired partner or member, or estate of a partner, member or retired partner or member, of such partnership or limited liability company, so long as such transfer is in accordance with the transferee's interest in such partnership or limited liability company and is without consideration; provided, however, that (A) such record owner shall deliver a written notice to the Company describing in reasonable detail the manner of such transfer or sale prior to the consummation of such transfer or sale, (B) each such transferee shall remain subject to all restrictions on the transfer of Securities herein contained, and (C) if reasonably requested in writing by the Company within five days after receipt of such written notice, such record owner shall deliver to the Company such additional information requested by the Company or its counsel (in form and substance satisfactory to the Company and such counsel) that the proposed transfer is within the scope of this Section 5.5 or a written opinion of counsel for such record owner (provided that such counsel, and the form and substance of such opinion, are reasonably satisfactory to the Company) to the effect that such transfer or sale may be effected without the registration of such securities under the Securities Act.


                                    ARTICLE 6

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

           6.1    Conditions to the Company's Obligation to Sell. The obligation
                  ----------------------------------------------
of the Company hereunder to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction, as of the Closing Date and with respect to the Purchaser, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (a) The Purchaser shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

                  (b) The Purchaser shall have wired same-day funds to the account designated by the Company equal to the Purchase Price.

                  (c) The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

                  (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                                    ARTICLE 7

              CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE

           7.1    The  obligation  of  the  Purchaser   hereunder  to  purchase
the Securities to be purchased by it on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

                  (a) The Company shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Purchaser.

                  (b) The Company shall have directed its transfer agent to deliver to the Purchaser duly executed certificates for the Securities being so purchased by the Purchaser.

                  (c) The Trading in the Common Stock shall not have been suspended by the NASDAQ or the SEC or other regulatory authority.

                  (d) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date to the foregoing effect.

                  (e) The Purchaser shall have completed to its satisfaction all business, legal, accounting and financial due diligence with respect to the Company.

                  (f) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (g)  The   Purchaser   shall  have   received  the   Officer's
         Certificate described in Section 3.3 dated as of the Closing Date.

                  (h)  The   Purchaser   shall  have   received  an  opinion  of
         Sonnenschein Nath & Rosenthal, dated as of the Closing Date, in the form attached hereto as Exhibit B.

                  (i)  The  Company  shall  have   delivered  to  the  Purchaser
         certificates of good standing of the Company and the subsidiaries which are organized pursuant to the corporate laws of a State within the United States as of a date no earlier than ten days prior to the Closing.

                  (j) The Company shall have delivered to the Purchaser a certificate executed by a duly authorized officer certifying (i) a copy of the Company's certificate of incorporation and the by-laws, (ii) resolutions authorizing the execution of this Agreement and the Registration Rights Agreement, and (iii) incumbency matters.

                  (k) Without limiting the generality of Section 7.1(d), no Material Adverse Effect shall have occurred, nor shall any event or events have occurred which would reasonably likely to have a Material Adverse Effect.

                                    ARTICLE 8

                          GOVERNING LAW; MISCELLANEOUS

           8.1    Governing Law;  Jurisdiction.  This Agreement  shall be
                  ----------------------------
governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware, without giving effect to the principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process upon the Company or the Purchaser mailed by certified mail, return receipt requested, shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser's right to serve process in any other manner permitted by law. A final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

           8.2    Counterparts.  This  Agreement  may be  executed  in  two or
                  ------------
more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be delivered to the other parties.

           8.3    Headings.  The headings of this Agreement are for convenience
                  --------
of reference and shall not form part of, or affect the interpretation of, this Agreement.

           8.4    Severability.  If any provision of this Agreement shall be
                  ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

           8.5    Entire Agreement;  Amendments. This Agreement, the Schedules
                  -----------------------------
hereto and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

           8.6    Notice.  Any notice herein  required or permitted to be given
                  ------
shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). Each party shall provide notice to the other party of any change in address. The addresses for such communications shall be:

                  If to the Company:

                           LaserSight Incorporated
                           3300 University Boulevard
                           Suite 140
                           Winter Park, Florida 32792
                           Telecopy:        (407) 678-9982
                           Attention:       Chief Executive Officer

                           with a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central Avenue
                           Suite 901
                           St. Louis, Missouri 63105
                           Telecopy:        (314) 746-4848
                           Attention:       Timothy L. Elliott, Esq.

                           and

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois 60606
                           Telecopy:        (312) 876-7934
                           Attention:       Paul Miller, Esq.

                  If to the Purchaser:

                           BayStar Capital, L.P.
                           BayStar International, Ltd.
                           1500 West Market Street
                           Mequon, Wisconsin  53092
                           Telecopy:        (262) 240-3215
                           Attention:       Brian Davidson

           8.7    Successors and Assigns.  This Agreement  shall be binding upon
                  ----------------------
and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The provisions of this Agreement which are for each of the Purchaser's benefit as a purchaser of holder of Securities are also for the benefit of, and enforceable by, any subsequent holder of such Securities.

           8.8    Third Party Beneficiaries.  This Agreement is intended for the
                  -------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

           8.9    Survival.  All  representations  and  warranties in this
                  --------
Agreement shall survive the execution and delivery of this Agreement and the Closing. All agreements contained herein shall survive the Closing until, by their respective terms, they are no longer operative.

          8.10    Indemnification.
                  ---------------

         (a) The Company shall indemnify and hold harmless the Purchaser, its respective officers, directors, employees, attorneys, agents, representatives, successors and assigns (each a "Purchaser Entity") from any
(a) Losses (as defined herein) insofar as such Losses (or actions in respect thereof) incurred or suffered by the Purchaser Entity (whether incurred or suffered directly or indirectly through ownership of capital stock of the Company) arise out of or are based upon or are incurred as a result of (i) the breach or falsity or incorrectness as of the Closing Date of any representation or warranty, covenants or agreements of the Company contained in or made pursuant to this Agreement, or (ii) the existence of any condition, event or fact constituting, or which with notice or passage of time, or both, would constitute a default in the observance of any of the Company's undertakings or covenants hereunder, under the Registration Rights Agreement or the Company's Certificate of Incorporation and By-laws. The Company shall also pay all reasonable attorney's and accountant's fees and costs and court costs incurred by the Purchaser in enforcing the indemnification provided for in this Section
8.10. Notwithstanding the foregoing, the Company expressly agrees and acknowledges that the right of indemnification granted herein to the Purchaser shall not be deemed to be the exclusive remedy available to the Purchaser for any of the matters described in this Section 8.10.

         (b)  For purposes of this Section 8.10, "Losses" shall mean each and
                                  ------------
all of the following items: claims, losses, (including, without limitation, losses of earnings) liabilities, obligations, payments, damages (actual, punitive or consequential), charges, judgments, fines, penalties, amounts paid in settlement; costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts). Any payment (or deemed payment) by the Company to the Purchaser pursuant to this Section 8.10 shall be treated for federal income tax purposes as an adjustment to the Purchase Price.

         (c) Within five days after a party seeking indemnification under this Section 8.10 shall become aware of the facts indicating that a claim
     -------------
for indemnification may be warranted, such party shall give to the party from whom indemnification is being sought a claim notice relating to such Losses (a "Claim Notice"). Each Claim Notice shall specify the nature of the claim, the applicable provision(s) of this Agreement or other instrument under which the claim for indemnity arises and, if possible, the amount or the estimated amount thereof.

          8.11    Stamp Tax and Delivery  Costs.  The Company will pay all stamp
                  -----------------------------
and other taxes, if any, which may be payable in respect of the sale or other transfer of the Securities to the Purchaser and the issuance thereof to the Purchaser or its nominee, and will save the Purchaser harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The Company will also pay all reasonable costs of delivery to the Purchaser, or the Purchaser's nominee, of the Securities to be purchased by the Purchaser or otherwise transferred to the Purchaser.

          8.12    Public Filings; Publicity.  No party hereto shall make any
                  -------------------------
public statement regarding the transactions contemplated hereby unless the language and timing of such statement has been approved by both the Company and the Purchaser or unless such party has been advised by its securities counsel to make such statement. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel; provided, however, that the party making such determination shall immediately notify the other party that it intends to make a public announcement and the parties hereto shall, in good faith, attempt to agree on any public announcements or publicity statements with respect thereto (which approval shall not be unreasonably withheld or delayed).

          8.13    Further  Assurances.  Each party shall do and perform, or
                  -------------------
cause tobe done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          8.14    Remedies.  No provision of this Agreement providing for any
                  --------
remedy to the Purchaser shall limit any remedy that would otherwise be available to the Purchaser at law or in equity. Nothing in this Agreement shall limit any rights the Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

          8.15    Termination. In the event that the Closing shall not have
                  -----------
occurred on or before February 15, 2000, this Agreement shall terminate at the close of business on such date.

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

LASERSIGHT INCORPORATED           BAYSTAR CAPITAL, L.P.

                                  By:  BayStar Management, L.L.C.


By: /s/Gregory L. Wilson          By:    /s/Michael A. Roth
   --------------------------           ----------------------------
   Gregory L. Wilson              Name:  Michael A. Roth
   Chief Financial Officer              ----------------------------
                                  Title: Investment Manager
                                        ----------------------------


                                  BAYSTAR INTERNATIONAL, LTD.

                                  By:  BayStar International Management, L.L.C.


                                  By:    /s/Michael A. Roth
                                        ----------------------------
                                  Name:  Michael A. Roth
                                        ----------------------------
                                  Title: Investment Manager
                                        ----------------------------















                                SIGNATURE PAGE TO

                          SECURITIES PURCHASE AGREEMENT

                         LIST OF EXHIBITS AND SCHEDULES

         Exhibit A  -  Registration  Rights  Agreement
         Exhibit B  -  SN&R  Opinion
         Schedule 3.2  - Consents
         Schedule 3.3  - Capitalization
         Schedule 3.5  - Conflicts
         Schedule 3.6  - SEC Filings
         Schedule 3.7  - Certain  Changes
         Schedule 3.8  - Litigation
         Schedule 3.14 - Intellectual Property
         Schedule 3.15(a) - Employee Benefit Plans -  Identifications
         Schedule 3.15(c) - Employee  Benefit  Plans -  Examinations
         Schedule 3.15(f) - Employee  Benefit Plans -  Qualification
         Schedule 3.16 - Subsidiaries
         Schedule 3.18 - Compliance  with Laws;  Permits
         Schedule 3.19 - Tax Matters
         Schedule 3.20 - Environmental Matters
         Schedule 3.21 - Suppliers and Customers